Dec. 01, 2017
Global Small Capitalization Fund
Global Small Capitalization Fund
American Funds Insurance Series® Prospectus Supplement December 1, 2017 (for Class 1, Class 1A, Class 2, Class 3 and Class 4 shares prospectuses each dated May 1, 2017)

1. With the respect to the Class 1, Class 1A, Class 2 and Class 4 shares prospectuses only, the first paragraph under the heading “Principal investment strategies” in the Global Small Capitalization Fund summary portion of the prospectus is amended in its entirety to read as follows:

Principal investment strategies Normally, the fund invests at least 80% of its net assets in growth-oriented common stocks and other equity type securities of companies with small market capitalizations, measured at the time of purchase. However, the fund’s holdings of small capitalization stocks may fall below the 80% threshold due to subsequent market action. The investment adviser currently defines “small market capitalization” companies as companies with market capitalizations of $6.0 billion or less. The investment adviser has periodically re-evaluated and adjusted this definition and may continue to do so in the future. As a fund that seeks to invest globally, the fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States).

Keep this supplement with your prospectus.